UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2007

Eagle Family Foods Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-50305-01	13-3983598
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Eagle Family Foods, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-50305	13-3982757
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

735 Taylor Road, Suite 200, Gahanna, Ohio	43230
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (614) 501-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On February 27, 2007, Eagle Family Foods, Inc. (“Eagle”) and Eagle Family Foods Holdings, Inc. (“Holdings”) entered into a Ninth Amendment to Financing Agreement (the “Amendment”) by and among Eagle, Holdings, each subsidiary of Holdings listed as a guarantor on the signature pages thereto, the financial institutions from time to time party thereto (the “Lenders”), Fortress Credit Opportunities I LP, as collateral agent for the Lenders, and Wachovia Bank, National Association formerly known as Congress Financial Corporation, as administrative agent for the Lenders. The Financing Agreement was filed as Exhibit 99.1 to the Current Report on Form 8-K filed by Holdings and Eagle on March 25, 2004, the First Amendment to Financing Agreement was filed as Exhibit 4.1 to the Current Report on Form 8-K filed by Holdings and Eagle on September 22, 2004, the Second Amendment to Financing Agreement was filed as Exhibit 10.3 to the Current Report on Form 8-K filed by Holdings and Eagle on November 30, 2004, the Third Amendment to Financing Agreement was filed as Exhibit 10.1 to the Current Report on Form 8-K filed by Holdings and Eagle on December 28, 2004, the Fourth Amendment to Financing Agreement was filed as Exhibit 10.1 to the Current Report on Form 8-K filed by Holdings and Eagle on July 18, 2005, the Fifth Amendment to Financing Agreement was filed as Exhibit 10.1 to the Current Report on Form 8-K filed by Holdings and Eagle on August 30, 2005, the Sixth Amendment to Financing Agreement was filed as Exhibit 10.1 to the Current Report on Form 10-Q filed by Holdings and Eagle on November 10, 2005, the Seventh Amendment to Financing Agreement was filed as Exhibit 10.1 to the Current Report on Form 10-Q filed by Holdings and Eagle on February 9, 2006 and the Eight Amendment to Financing Agreement was filed as Exhibit 10.1 to the Current Report Form 8-K filed by Holdings and Eagle on August 22, 2006.

The Amendment (i) increased the Revolving B Credit Commitment to $60,000,000 and (ii) amended certain financial covenants for the period February 2007 through December 2007. The description of the Amendment contained herein is qualified in its entirety by reference to the Amendment, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

Not applicable.

(b)	Pro forma financial information:

Not applicable.

(c)	Exhibits

Exhibit No.	Description
10.1	Ninth Amendment to Financing Agreement dated as of February 27, 2007 by and among Eagle Family Foods Holdings, Inc. (“Holdings”), Eagle Family Foods, Inc., each subsidiary of Holdings listed as a guarantor on the signature pages thereto, the financial institutions from time to time party thereto (the “Lenders”), Fortress Credit Opportunities I LP, as collateral agent for the Lenders, and Wachovia Bank, National Association formerly known as Congress Financial Corporation, as administrative agent for the Lenders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

EAGLE FAMILY FOODS HOLDINGS, INC.
EAGLE FAMILY FOODS, INC.

Date:	March 2, 2007	By:	/s/ Craig Steinke
		Name:	Craig Steinke
		Title:	President and Chief Executive
Officer and Chief Financial Officer